Exhibit 10.5

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS
Supplemental Agreement No. 14
to
Purchase Agreement No. 03776
between
The Boeing Company
and
United Airlines, Inc.
Relating to Boeing Model 737 *** Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of June 30, 2020, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer) (SA‑14);
WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737 *** aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement regarding the following matters without duplication of any consideration being provided to Customer:

(i)	provide Customer with ***;

(ii)	*** on consideration applicable to certain Boeing Aircraft;

(iii)	*** of certain Aircraft;

(iv)	***; and

(v)	*** of 737-*** Aircraft with *** seats to the Purchase Agreement;
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-14”).

UAL-PA-03776                                    SA-14, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 14 to
Purchase Agreement No. 03776

2.	Tables.
Table 1B entitled “737-*** Aircraft Delivery, Description, Price and ***” (identified by “SA-14”) is added to the Purchase Agreement to reflect Customer’s purchase of *** 737-*** Aircraft with *** seats.

3.	Exhibits.
Exhibit A-5 entitled “737-*** Aircraft Configuration” (identified by “SA-14”) is added to the Purchase Agreement for the 737‑*** Aircraft with *** seats.

4.	Letter Agreements.
4.1Letter Agreement No. UAL-PA-03776-LA-1207637R2 is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1207637R3 entitled “*** Matters” (identified by SA-14) to provide Customer with certain ***.
4.2Letter Agreement No. UAL-PA-03776-LA-1207643R1 is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1207643R2 entitled “Open Matters 737-*** Aircraft” (identified by SA-14) to add provisions relating to the 737-*** Aircraft configuration with *** seats.
4.3Letter Agreement No. UAL-PA-03776-LA-2001766 is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-2001766R1 (identified by SA-14) entitled “Certain Special Matters” is revised to reflect *** placed on consideration applicable to certain Boeing Aircraft.

5.	Miscellaneous.
5.1***.
5.1.1The calculation of the *** for each of (i) the *** 737-*** Aircraft *** under this Purchase Agreement which are *** and (ii) the 737-*** Aircraft *** will be based on the *** specified in this Purchase Agreement prior to execution of this SA-14.
5.1.2All other Aircraft that *** as of the date of this SA-14 ***.
5.2The *** made by Customer *** of the Purchase Agreement as revised under this SA-14 shall be *** as directed by Customer ***.
5.3Termination.
5.3.1Customer and Boeing each agree to ***, under the Purchase Agreement the Aircraft specified in Section 5.1.1 of this SA-14.
5.3.2With the exception of the Aircraft specified in Section 5.1.1 of this SA-14, *** in the next Supplemental Agreement to the Purchase Agreement and will be used for purposes of the ***, *** terms and conditions. The *** of the Aircraft in Table 1.1 are unchanged and will continue to be used for purposes of the Purchase Agreement including ***, ***.
5.4The parties agree that the *** Boeing Model 737 ***aircraft to be delivered to Customer under any purchase agreement by ***; however, the parties agree that ***, as necessary; provided that (i) ***; and (ii) Customer is provided with *** written notice of the scheduled ***. If such *** are made, ***.
5.5Excluding Table 1.1, the parties agree to *** 737 *** aircraft *** (in the aggregate from this Purchase Agreement and purchase agreement number 04761 (*** Purchase Agreement #2) beginning with the *** Aircraft (in the aggregate from this Purchase Agreement and *** Purchase Agreement #2). ***

UAL-PA-03776                                    SA-14, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 14 to
Purchase Agreement No. 03776

The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.
The rest of this page is left intentionally blank.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Ted Davidson
Signature	Signature

Irma L. Krueger	Ted Davidson
Printed Name	Printed Name

Attorney-in-Fact	Vice President - Procurement
Title	Title

UAL-PA-03776                                    SA-14, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-9
1.1	Follow On 737-*** Aircraft Delivery, Description, Price and ***	SA-10
1B.	737-*** Aircraft Delivery, Description, Price and ***	SA-14
EXHIBITS
A-1	737-*** & *** 737-*** Aircraft Configuration	SA-8
A-2	737-*** Aircraft Configuration
A-3	737-*** Aircraft Configuration
A-4	737-*** Aircraft Configuration	SA-9
A-5	737-*** Aircraft Configuration	SA-14
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	*** Adjustment/Airframe and ***
AE2.	*** Adjustment/Airframe and *** for the 737-*** Aircraft	SA-9
BFE1.	BFE Variables 737-*** Aircraft	SA-7
BFE2.	BFE Variables 737-*** Aircraft	SA-9
CS1.	Customer Support Variables	SA-9
EE1.	Engine Warranty and ***
SLP1.	Service Life Policy Components

UAL-PA-03776            TABLE OF CONTENTS        SA-14, Page 1 of 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS		SA NUMBER
UAL-PA-03776-LA-1207637R3	***	SA-14
UAL-PA-03776-LA-1207638R2	***	SA-10
UAL-PA-03776-LA-1207640	Demonstration Flight Waiver
UAL-PA-03776-LA-1207643R2	Open Matters 737-*** Aircraft	SA-14
UAL-PA-03776-LA-1207646R3	Promotional Support	SA-12
UAL-PA-03776-LA-1207647	Seller Purchased Equipment
UAL-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UAL-PA-03776-LA-1207650R4	Special Matters	SA-10
UAL-PA-03776-LA-1208055R1	***	SA-7
UAL-PA-03776-LA-1208122	***	SA-10
UAL-PA-03776-LA-1208123R1	*** Matters for 737-*** Aircraft	SA-9
UAL-PA-03776-LA-1208157R2	***	SA-9
UAL-PA-03776-LA-1208234	Privileged and Confidential Matters
UAL-PA-03776-LA-1208596R2	AGTA Matters	SA-13
UAL-PA-03776-LA-1208238	Assignment Matters
UAL-PA-03776-LA-1208869R1	Delivery *** Matters	SA-13
UAL-PA-03784-LA-1207869	737 Production Adjustments
UAL-PA-03776-LA-1606848R2	*** Special *** Aircraft	SA-9
UAL-PA-03776-LA-1703685	737-*** Aircraft ***	SA-9
UAL-PA-03776-LA-1703743	2017 ***	SA-9
UAL-PA-03776-LA-1703858R1	*** Program for the 737-*** Aircraft	SA-10
	*** Commitment for the 737‑8 *** Aircraft	§5.1.2 of SA‑9
UAL-PA-3776-LA-1801367	Loading of Customer Software	SA-10
UAL-PA-3776-LA-1801619	Installation of Cabin Systems Equipment	SA-10
UAL-PA-3776-LA-1807469	*** From *** for 737-*** Aircraft	SA-11
UAL-PA-3776-LA-2001766R1	Certain Special Matters	SA-14

UAL-PA-03776            TABLE OF CONTENTS        SA-14, Page 2 of 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	June 17, 2013
Supplemental Agreement No. 2	January 14, 2015
Supplemental Agreement No. 3	May 26, 2015
Supplemental Agreement No. 4	June 12, 2015
Supplemental Agreement No. 5	January 20, 2016
Supplemental Agreement No. 6	February 8, 2016
Supplemental Agreement No. 7	December 27, 2016
Supplemental Agreement No. 8	June 7, 2017
Supplemental Agreement No. 9	June 15, 2017
Supplemental Agreement No. 10	May 15, 2018
Supplemental Agreement No. 11	September 25, 2018
Supplemental Agreement No. 12	December 12, 2018
Supplemental Agreement No. 13	March 20, 2020
Supplemental Agreement No. 14	June 30, 2020

UAL-PA-03776            TABLE OF CONTENTS        SA-14, Page 3 of 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Table 1B to Purchase Agreement No. 03776
737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-*** *** pounds		Detail Specification:	***
Engine Model/Thrust:	*** *** pounds	+	Airframe Price Base Year/***:	*** ***
Airframe Price:	***		Engine Price Base Year/***:	*** ***
Optional Features:	***
Sub-Total of Airframe and Features:	***		Airframe *** Data:
Engine Price (Per Aircraft):	***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):	***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:	***
Seller Purchased Equipment (SPE) Estimate:	***

Deposit per Aircraft:	***

* Subject to revision pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R2 entitled "Open Matters 737-*** Aircraft with *** Seats ".

+ - ***

737-*** Aircraft with *** Seats
UAL-PA-04761 APR: TBD                Boeing / United Airlines, Inc. Proprietary                         Table 1, SA-14, Page 1

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

United Airlines, Inc.

Exhibit A to Purchase Agreement Number 03776

for 737-*** Aircraft with *** Seats

UAL-PA-03776-EXA                                            SA-14
737-*** Aircraft with *** Seats                                    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-*** AIRCRAFT

with *** Seats

The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement UAL-PA-03776-LA-1207643R2 entitled “Open Matters 737-*** Aircraft”.

UAL-PA-03776-EXA                                            SA-14
737-*** Aircraft with *** Seats                                    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

UAL-PA-03776-LA-1207637R3

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:	*** Matters

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 *** aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UCH-PA-03776-LA-1207646R3 dated March 20, 2020.
The Purchase Agreement incorporates the terms and conditions of AGTA/UAL between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.
1.***
2.***
3.***
4.Confidentiality.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.
5.Assignment.
Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

UAL-PA-03776-LA-1207637R3                                    SA-14
*** Matters                                                Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-03776-LA-1207637R3                                    SA-14
*** Matters                                                Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO AS OF

Date:	June 30, 2020

UNITED AIRLINES, INC.

By:	/s/ Ted Davidson

Its:	Vice President - Procurement

UAL-PA-03776-LA-1207637R3                                    SA-14
*** Matters                                                Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

UAL-PA-03776-LA-1207643R2

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:	Open Matters 737-*** Aircraft

Reference:	Purchase Agreement No. 03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 *** aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-1207643R1 dated June 15, 2017.
Given the long period of time between Purchase Agreement signing and delivery of the first 737-*** Aircraft and the continued development of the 737 *** program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the Boeing Model 737-*** aircraft develops as follows:
1.Aircraft Delivery Schedule.
1.1The scheduled delivery month of the 737-*** Aircraft are provided in Table 1A for Customer’s standard configuration. The scheduled delivery month will be provided in Table 1B for Customer’s *** with *** seats and will include ***delivery windows consisting of a nominal delivery month (Nominal Delivery Month) ***. No later than *** prior to Nominal Delivery Month of Customer’s first 737-*** Aircraft in each calendar year, Boeing will provide written notice with the scheduled delivery month for each 737-*** Aircraft with a Nominal Delivery Month in such calendar year; provided, however, the parties agree to *** with respect to Boeing’s *** relating to Boeing *** the Nominal Delivery Month of 737-*** Aircraft; provided, further, *** of this Section 1.1 due to Boeing ***.
1.2Customer and Boeing will consult on a frequent basis to keep each other informed as to Customer’s fleet plans and Boeing’s production plans in order to meet the requirements of both parties. Based on such reviews and discussions, Boeing will use commercially reasonable efforts to meet Customer’s fleet needs when providing the notices required by Article 1.1. Such notices provided by Boeing will constitute an amendment to *** of the Purchase Agreement, as appropriate. The *** shall be the *** for the purposes of applying all provisions of the Purchase Agreements, including without limitation the BFE on-dock dates, and ***.
2.Aircraft Configuration.

UAL-PA-03776-LA-1207643R2                                    SA-14
Open Matters                                                Page 1
BOEING/ UNITED AIRLINES, INC. PROPRIETARY

2.1    The initial configuration of Customer's Model Aircraft has been defined by Boeing 737-7, 737-8, 737-8200, 737-9, 737-10 Airplane Description Document No. *** dated *** as described in Article 1 and Exhibit A-4 of the Purchase Agreement (Initial Configuration). Final configuration of the 737-*** Aircraft (Final Configuration) will be completed using the then-current Boeing configuration documentation:
2.1.1Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:
2.1.1.1Changes applicable to the basic Model 737-*** aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration for Customer’s standard and alternate 737-*** configurations.
2.1.1.2Incorporation into Exhibit A-4 and Exhibit A-5 of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes);
2.1.1.3Revisions to the Supplemental Exhibit BFE2 and BFE3 to reflect the selection dates and ***;
2.1.1.4Changes to the *** Prices, and *** Price to adjust for the difference, if any, between the prices estimated in *** of the Purchase Agreement ***.
3.Customer Support Variables.
3.1Reserved.
3.2Boeing has engaged in discussions with Customer in conjunction with providing the updated Supplemental Exhibit CS1 to offer to Customer additional uniquely tailored post‑delivery support services beyond the scope of the original Supplemental Exhibit CS1 that further enhances the maintainability and operational efficiency of the Aircraft.
4.Special Provisions for the 737-*** Aircraft with *** Seats.
Delivery of Customer’s first *** Boeing model 737-*** shall be part of *** for such configuration ***, the first of which will deliver no later than ***, unless the parties mutually agree otherwise. Additionally, Customer shall have *** subject to limitations as follows:
4.1Customer’s *** must be made by written notice to Boeing and is subject to Boeing’s ***; and
4.2Within *** calendar days of receipt of Customer’s ***, Boeing shall provide Customer with ***, as follows:
4.2.1in the case of ***;
4.2.2in the case of ***.

UAL-PA-03776-LA-1207643R2                                    SA-14
Open Matters                                                Page 2
BOEING/ UNITED AIRLINES, INC. PROPRIETARY

5.Assignment.
Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
6.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-03776-LA-1207643R2                                    SA-14
Open Matters                                                Page 3
BOEING/ UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 30, 2020

UNITED AIRLINES, INC.

By:	/s/ Ted Davidson

Its:	Vice President - Procurement

UAL-PA-03776-LA-1207643R2                                    SA-14
Open Matters                                                Page 4
BOEING/ UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

UAL-PA-03776-LA-2001766R1
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:	Certain Special Matters

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 *** aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-2001766 dated March 20, 2020.

1.	Customer Business Consideration.
1.1Boeing will provide to Customer the business considerations described on the basis of the terms below including the conditions specified in Section 1.2 below:
a)*** in the *** at time of delivery of each of the *** 737-*** Aircraft *** in the Purchase Agreement (***), for *** and further conditioned as specified in Section 1.2 below.

UAL-PA-03776-LA-2001766R1                                    SA-14
Certain Special Matters                                        Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

1.2*** of each *** in respect of any *** shall be:
1.2.1***
1.2.2further conditioned on

a.
***, or else becoming subject to the restrictions as set forth in Section 1.2.3 of this Letter Agreement (which restrictions shall not apply after Customer meets the requirements of this subparagraph a at any time); and

b.	***
1.2.3***
1.3Customer may ***, to (i) the *** of *** and *** provided by Boeing and/or its affiliates, and/or (ii) the *** by Boeing to Customer. Customer may *** to ***.
1.4Boeing *** for the ***.
The parties agree that Boeing has the *** of the *** in respect of any of the *** in accordance with the following terms:

(i)	Boeing will provide Customer with written notice of its *** a *** no later than *** prior to the *** of the applicable ***;

(ii)	The *** can be *** in respect of *** of the ***;

(iii)	*** for any *** shall not exceed *** in duration;

(iv)	*** on any *** from the *** of the applicable *** until the day before *** by Boeing at Customer’s ***.

(v)	Customer will provide Boeing with sufficient documentation at the time of the *** of the applicable *** to evidence its *** to Customer by Boeing under this Sub-Section 1.4.

2.	***.
2.1The calculation of the *** for each of (i) *** 737-***Aircraft *** under this Purchase Agreement which are being *** and (ii) the 737-*** Aircraft *** will be based on the *** specified in this Purchase Agreement prior to execution of this SA-14.
2.2All other Aircraft that *** as of the date of this SA-14 will be *** of the respective Aircraft ***.

3.	Assignment.
Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

UAL-PA-03776-LA-2001766R1                                    SA-14
Certain Special Matters                                        Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.	Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.
Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-In-Fact

UAL-PA-03776-LA-2001766R1                                    SA-14
Certain Special Matters                                        Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO AS OF

Date:	June 30, 2020

UNITED AIRLINES, INC.

By	/s/ Ted Davidson

Its	Vice President - Procurement

UAL-PA-03776-LA-2001766R1                                    SA-14
Certain Special Matters                                        Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY